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                                                               ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-65507 for Hart Life Insurance Company Separate Account One on Form N-4.

Hartford, Connecticut                           /s/ Arthur Andersen LLP
April 8, 2002